Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PRIMECAP Odyssey Funds does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PRIMECAP Odyssey Funds for the period ended April 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PRIMECAP Odyssey Funds for the stated period.

/s/ Joel P. Fried
Joel P. Fried Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated: June 22, 2018

/s/ Theo A. Kolokotrones
Theo A. Kolokotrones Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated: June 22, 2018

/s/ Alfred W. Mordecai
Alfred W. Mordecai Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated: June 22, 2018

/s/ Michael J. Ricks
Michael J. Ricks Chief Financial Officer, PRIMECAP Odyssey Funds

Dated: June 22, 2018

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PRIMECAP Odyssey Funds for purposes of the Securities Exchange Act of 1934.

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